Exhibit 99.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Amendment No. 1, dated as of December 16, 2009 (this “Amendment”), to the Credit Agreement, dated as of October 30, 2009 (the “Credit Agreement”), among Warner Chilcott Holdings Company III, Limited, a company organized under the laws of Bermuda (the “Parent Guarantor”), WC Luxco S.à r.l., a private limited liability company (société à responsabilité limitée) organized under the laws of Luxembourg (the “Luxco Borrower”), Warner Chilcott Corporation, a Delaware corporation (the “US Borrower”), Warner Chilcott Company, LLC, a limited liability company organized under the laws of Puerto Rico (the “PR Borrower”), each lender from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Parent Guarantor has requested that the Lenders amend the Credit Agreement to effect the changes described below;

WHEREAS, the US Borrower intends to refinance certain existing indebtedness as described herein (the “Refinancing”); and

WHEREAS, in connection with the Refinancing, the Borrowers desire to create a new class of Term Loans (as described herein) under the Credit Agreement in an aggregate principal amount of $350,000,000, having substantially identical terms with the Term Loans and having substantially the same rights and obligations under the Loan Documents as the Term Loans as set forth in the Credit Agreement and the other Loan Documents;

NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.	Amendments

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in alphabetical order:

“Additional Term Loan Availability Period” means the period commencing on the Amendment No. 1 Effective Date and ending on February 1, 2010.

“Additional Term Loan Commitment” means, as to each Additional Term Loan Lender, its obligation to make an Additional Term Loan to US Borrower pursuant to Section 2.01(a)(v) in an aggregate amount not to exceed the amount set forth opposite such Additional Term Lender’s name on Schedule 2.01A under the caption “Additional Term Loan Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this

Agreement. The aggregate amount of the Additional Term Loan Commitments as of the Amendment No. 1 Effective Date is $350,000,000.

“Additional Term Loan Facility” means the facility providing for the Borrowing of Additional Term Loans.

“Additional Term Loan Funding Date” means the date after the Amendment No. 1 Effective Date and on or prior to February 1, 2010 on which the Additional Term Loans are funded.

“Additional Term Loan Funding Fee” has the meaning specified in Section 2.09(d).

“Additional Term Loan Lender” means, at any time, any Lender that has an Additional Term Loan Commitment or Additional Term Loan at such time.

“Additional Term Loans” has the meaning specified in Section 2.01(a)(v).

“Amendment No. 1” means that certain Amendment No. 1 dated as of December 16, 2009 to this Agreement.

(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating in their entirety the definitions of “Class”, “Delayed Draw Termination Date”, “Term B Commitment”, “Term B Lender”, “Term B Loan Facility”, “Term B Loans” to read, respectively, as follows:

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Revolving Credit Lenders, Term A Lenders, Term B-1 Lenders, Term B-2 Lenders, Delayed Draw Term Lenders or Additional Term Loan Lenders, (b) when used with respect to Commitments, refers to whether such Commitments are Revolving Credit Commitments, Term A Commitments, Term B-1 Commitments, Term B-2 Commitments, Delayed Draw Term Commitments or Additional Term Loan Commitments and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving Credit Loans, Term A Loans, Term B-1 Loans, Term B-2 Loans, Delayed Draw Term Loans or Additional Term Loans.

“Delayed Draw Termination Date” means December 15, 2009.

“Term B Commitment” means a Term B-1 Commitment, Term B-2 Commitment or Additional Term Loan Commitment, as applicable.

“Term B Lender” means a Term B-1 Lender, Term B-2 Lender or Additional Term Loan Lender, as applicable.

“Term B Loan Facility” means the Term B-1 Loan Facility, the Term B-2 Loan Facility or the Additional Term Loan Facility, as applicable.

“Term B Loans” means any Term B-1 Loan, Term B-2 Loan or Additional Term Loan, as applicable.

(c) Section 2.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) The Term Borrowings. Subject to the terms and conditions set forth herein:

(i) each Term A Lender severally agrees to make a loan on the Closing Date to PR Borrower (each, a “Term A Loan” and, collectively, the “Term A Loans”) in an amount in US Dollars equal to such Term A Lender’s Term A Commitment;

(ii) each Term B-1 Lender severally agrees to make a loan on the Closing Date to US Borrower (each, a “Term B-1 Loan” and, collectively, the “Term B-1 Loans”) in an amount in US Dollars equal to such Term B-1 Lender’s Term B-1 Commitment;

(iii) each Term B-2 Lender severally agrees to make a loan on the Closing Date to PR Borrower (each, a “Term B-2 Loan” and, collectively, the “Term B-2 Loans”) in an amount in US Dollars equal to such Term B-2 Lender’s Term B-2 Commitment;

(iv) each Delayed Draw Term Lender severally agrees to make a loan during the Availability Period to PR Borrower (each, a “Delayed Draw Term Loan” and collectively, the “Delayed Draw Term Loans”) in an amount in US Dollars equal to such Delayed Draw Term Lender’s applicable Delayed Draw Term Commitment; and

(v) each Additional Term Loan Lender severally agrees to make a loan during the Additional Term Loan Availability Period to US Borrower (each, an “Additional Term Loan” and collectively, the “Additional Term Loans”) in an amount in US Dollars equal to such Additional Term Loan Lender’s applicable Additional Term Loan Commitment.

Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.”.

(d) The definition of “Delayed Draw Term Loan Trade Date” in Section 1.01 of the Credit Agreement is amended by replacing each reference to “Section 2.05(b)(v)” in such definition with a reference to “Section 2.05(b)(iv)”.

(e) Section 2.05(b)(iv) of the Credit Agreement is hereby amended by replacing the reference to “clause (v)” in the second sentence thereof with a reference to “clause (iv)” and by replacing the reference to “Section 2.05(b)(v)” in the last sentence thereof with a reference to “Section 2.05(b)(iv)”.

(f) Section 2.06(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Mandatory. (A) The Term Commitment (other than Delayed Draw Term Commitment and the Additional Term Loan Commitment) of each Term Lender (other than the Delayed Draw Term Lenders and the Additional Term Loan Lenders) shall be automatically and permanently reduced to $0 at 5:00 p.m. on the Closing Date upon funding the Term Loans (other than the Delayed Draw Term Loans and the Additional Term Loans).”.

(g) Section 2.06(a) of the Credit Agreement is hereby amended by adding a new clause (v) to read as follows:

“(v) The Additional Term Loan Commitment of each Additional Term Loan Lender shall be automatically and permanently reduced to $0 on the earlier of (x) 5:00 p.m. on February 1, 2010 and (y) the making of the Additional Term Loans hereunder.”.

(h) Section 2.06(b) of the Credit Agreement is amended by re-lettering that section 2.06(c).

(i) Section 2.07(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(ii)(x)(I) The US Borrower shall, on the last Business Day of each March, June, September and December, commencing with the last Business Day of March, 2010 and ending with the last Business Day of the fiscal quarter preceding the Maturity Date for the Term B-1 Loan Facility, repay to the Administrative Agent for the ratable account of the Term B-1 Lenders, 0.25% of the aggregate principal amount of all Term B-1 Loans outstanding on the Closing Date and (II) the PR Borrower shall, on the last Business Day of each March, June, September and December, commencing with the last Business Day of March, 2010 and ending with the last Business Day of the fiscal quarter preceding the Maturity Date for the Term B-2 Loan Facility, repay to the Administrative Agent for the ratable account of the Term B-2 Lenders, 0.25% of the aggregate principal amount of all Term B-2 Loans outstanding on the Closing Date; (y) the PR Borrower shall, on the last Business Day of each March, June, September and December, commencing with the first such date occurring at least one full fiscal quarter after the Delayed Draw Funding Date and ending with the last Business Day of the fiscal quarter preceding the Maturity Date for the Delayed Draw Term Loan Facility, repay to the Administrative Agent for the ratable account of the Delayed Draw Term Lenders, 0.25% of the aggregate principal amount of the Delayed Draw Term Loans funded on the Delayed Draw Funding Date and (z) the US Borrower shall, on the last Business Day of each March, June, September and December, commencing with the first such date occurring at least one full fiscal quarter after the Additional Term Loan Funding Date and ending with the last Business Day of the fiscal quarter preceding the Maturity Date for the Additional Term Loan Facility, repay to the Administrative Agent for the ratable account of the Additional Term Loans Lenders, 0.25% of the aggregate principal amount of the Additional Term Loans funded on the Additional Term Loan Funding Date

(which installments in the case of clauses (x), (y) and (z) above shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05);

provided that the final principal repayment installment of the Term Loans of each Class shall be repaid on the Maturity Date of the applicable Term Loan Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term Loans of such Class outstanding on such date.”.

(j) Section 2.09(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d) Funding Fee. (i) The PR Borrower agrees to pay (x) on the Closing Date to each Term A Lender party to this Agreement on the Closing Date, as fee compensation for the funding of such Lender’s Term A Loan, a funding fee (the “Term A Closing Date Funding Fee”) in an amount equal to 1.00% of the stated principal amount of such Lender’s Term A Loans funded on the Closing Date, (y) on the Closing Date to each Term B-2 Lender party to this Agreement on the Closing Date, as fee compensation for the funding of such Lender’s Term B-2 Loan, a funding fee (the “Term B-2 Closing Date Funding Fee”) in an amount equal to 1.00% of the stated principal amount of such Lender’s Term B-2 Loans funded on the Closing Date and (z) with respect to each Delayed Draw Term Loan, if any, made on the Delayed Draw Funding Date in accordance with Section 2.01 hereof, to each Delayed Draw Term Lender on the date such Delayed Draw Term Loan is made, as fee compensation for the funding of such Lender’s Delayed Draw Term Loan, a funding fee (the “Delayed Draw Funding Fee”) in an amount equal to 1.00% of the stated principal amount of such Lender’s Term Loans funded on such date, (ii) the US Borrower agrees to pay (x) on the Closing Date to each Term B-1 Lender party to this Agreement on the Closing Date, as fee compensation for the funding of such Lender’s Term B-1 Loan, a funding fee (the “Term B-1 Closing Date Funding Fee” and, together with the Term A Closing Date Funding Fee and the Term B-2 Closing Date Funding Fee, the “Closing Date Funding Fees”) in an amount equal to 1.00% of the stated principal amount of such Lender’s Term B-1 Loans funded on the Closing Date and (y) with respect to each Additional Term Loan, if any, made on the Additional Term Loan Funding Date in accordance with Section 2.01 hereof, to each Additional Term Loan Lender on the date such Additional Term Loan is made, as fee compensation for the funding of such Lender’s Additional Term Loan, a funding fee (the “Additional Term Loan Funding Fee” and, together with the Closing Date Funding Fees and the Delayed Draw Funding Fee, the “Funding Fees”) in an amount equal to 0.375% of the stated principal amount of such Lender’s Term Loans funded on such date. The Closing Date Funding Fees will be in all respects fully earned, due and payable on the Closing Date and, non-refundable and non-creditable thereafter and the Closing Date Funding Fees shall be netted against Loans made by such Lender on the Closing Date. The Delayed Draw Funding Fees will be in all respects fully earned, due and payable on the Delayed Draw Funding Date and, non-refundable and non-creditable thereafter and the Delayed Draw Funding Fees shall be netted against Loans made by such Lender on the Delayed Draw Funding Date. The Additional Term Loan Funding Fees will be in all respects fully earned, due and payable on the Additional Term Loan Funding Date and, non-refundable and non-creditable thereafter and the Additional Term Loan Funding Fees shall be netted against Loans made by such Lender on the Additional Term Loan Funding Date.”.

(k) Article IV of the Credit Agreement is hereby amended by adding a new Section 4.04 to read as follows:

“Section 4.04 Conditions Precedent to Additional Term Loan Borrowings. The obligation of each Lender to honor a Request for Credit Extension relating to the making of the Additional Term Loans hereunder after the Closing Date is subject to satisfaction of the following conditions precedent:

(a) The representations and warranties of each Borrower and each other Loan Party contained in Article 5 or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (ii) that for purposes of this Section 4.02, the representations and warranties contained in Section 5.05(a) and Section 5.05(d) shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.01(a) and Section 6.01(b) and, in the case of the financial statements furnished pursuant to Section 6.01(b), the representations contained in Section 5.05(a), as modified by this clause (ii), shall be qualified by the statement that such financial statements are subject to the absence of footnotes and year-end audit adjustments.

(b) No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds therefrom.

(c) The Administrative Agent shall have received a Request for Credit Extension in accordance with the requirements hereof.

(d) The Sanofi Put shall have been terminated or expired (and for the avoidance of doubt shall not have been exercised prior to termination or expiration).

A Request for Credit Extension submitted by US Borrower shall be deemed to be a representation and warranty that the conditions specified in Section 4.04(a) through Section 4.04(d) have been satisfied on and as of the date of the applicable Credit Extension.”.

(l) Section 6.11(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Use the proceeds of the Term Loans (i) to finance in part the Transactions (including fees and expenses incurred in connection with the Transactions), (ii) with respect to Delayed Draw Term Loans, to discharge the obligations of the Parent or its Subsidiaries in connection with exercise of the Sanofi Put and to pay fees and expenses incurred in connection therewith and (iii) with respect to the Additional Term Loans, to finance redemptions and/or purchases (whether in an offer to all holders thereof or in open market transactions) by US Borrower of the Senior Subordinated Notes; provided that any Senior Subordinated Notes purchased with the proceeds of the Additional Term Loans shall be immediately cancelled and not available for reissuance.”.

(m) Section 7.13 of the Credit Agreement is hereby amended by adding a new clause (iv) thereof as follows:

“(iv) the refinancing, redemption or repurchase of the Senior Subordinated Notes with the proceeds of the Additional Term Loans.”.

(n) Section 10.07(p) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(p) Notwithstanding anything to the contrary in this Section 10.07, (A) prior to the Delayed Draw Term Loan Trade Date or the Additional Term Loan Funding Date, as applicable, (i) a Term Lender may not assign, transfer or otherwise dispose of an interest in any Class of such Term Lender’s Term B Loans without also assigning, transferring or otherwise disposing of a ratable interest in the other Class of such Term Lenders’ Term B Loans, and (ii) any assignment, transfer or other disposition by a Term Lender of an interest in any Term B Loans that does not comply with clause (A)(i) shall be deemed to be an assignment, transfer or other disposition of Term B Loans comprised of a ratable amount of Term B Loans of each Class to the extent necessary to ensure each such assignment, transfer or other disposition complies with clause (A)(i) above and (B) following the Delayed Draw Term Loan Trade Date or the Additional Term Loan Funding Date, as applicable, (i) a Term Lender may not assign, transfer or otherwise dispose of an interest in such Lenders’ Term B-1 Loans, Term B-2 Loans, Delayed Draw Term Loans or Additional Term Loans (together, the “Specified Term Loans”) without also assigning, transferring or otherwise disposing of a ratable interest in such Term Lender’s other Specified Term Loans and (ii) any assignment, transfer or other disposition by a Term Lender of an interest in any Specified Term Loan that does not conform to clause (B)(i) shall be deemed to be an assignment, transfer or disposition, as the case may be, of “Term B Loans” comprised of a ratable amount of Term B-1 Loans, Term B-2 Loans, Delayed Draw Term Loans and Additional Term Loans, as applicable, to the extent necessary to ensure such assignment, transfer or other disposition complies with clause (B)(i) above.”.

(o) The Schedules to the Credit Agreement are hereby amended as follows:

(a) Schedule 2.01A hereto is added as a new Schedule 2.01A to the Credit Agreement.

(p) The Exhibits to the Credit Agreement are hereby amended as follows:

(a) Exhibit A of the Credit Agreement is hereby amended and restated in its entirety by Exhibit A hereto.

(b) Exhibit C-1 of the Credit Agreement is hereby amended and restated in its entirety by Exhibit C-1 hereto.

(c) Exhibit E of the Credit Agreement is hereby amended and restated in its entirety by Exhibit E hereto.

(d) Exhibit R of the Credit Agreement is hereby amended and restated in its entirety by Exhibit R hereto.

Section 2.	Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date when, and only when, each of the following conditions precedent shall have been (or are or will be substantially concurrently therewith) satisfied (the “Amendment No. 1 Effective Date”):

(a) the Administrative Agent shall have received (i) this Amendment, duly executed by (x) the Borrowers, (y) a number of Lenders sufficient to constitute the Required Lenders and (z) each Additional Term Loan Lender and (ii) a Guarantor Consent and Reaffirmation, in the form attached hereto as Annex A, duly executed and delivered by each Guarantor;

(b) the Borrower shall have paid all fees and expenses payable to the Lenders and the Administrative Agent, including as set forth in Section 4 hereof (to the extent invoiced);

(c) the Administrative Agent shall have received a satisfactory legal opinion of counsel to Davis Polk & Wardwell LLP; and

(d) the Sanofi Put shall have expired or been terminated prior to its expiration (and for the avoidance of doubt shall not have been exercised prior to termination or expiration).

Section 3.	Representations and Warranties

On and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, the Parent Guarantor hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by each Borrower and the Credit Agreement, as amended by this Amendment, constitutes the le-

gal, valid and binding obligations of each of the Borrowers enforceable against the Borrowers in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principals of equity. The execution and delivery of this Amendment, and the performance of the Credit Agreement as amended hereby, does not contravene the terms of any Borrowers’ Organization Documents;

(b) the representations and warranties of each Borrower and each other Loan Party contained in the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (ii) that for purposes of this Section 3(b), the representations and warranties contained in Section 5.05(a) and Section 5.05(d) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.01(a) and Section 6.01(b) of the Credit Agreement and, in the case of the financial statements furnished pursuant to Section 6.01(b) of the Credit Agreement, the representations contained in Section 5.05(a) of the Credit Agreement, as modified by this clause (ii), shall be qualified by the statement that such financial statements are subject to the absence of footnotes and year-end audit adjustments; and

(c) after giving effect to the amendments set forth herein, no Default or Event of Default has occurred and is continuing under the Credit Agreement.

Section 4.	Reimbursement of Expenses

The Borrowers agree to pay in accordance with the terms of Section 10.04 of the Credit Agreement all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent (including the Attorney Costs of Cahill Gordon & Reindel LLP) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment.

Section 5.	Reference to and Effect on the Loan Documents

(a) Except as specifically amended above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(b) This Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, Parent Guarantor, the Borrowers or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents or for any purpose.

(c) It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment. The Borrowers hereby agree to execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to carry out more effectively the purposes of the Loan Documents, in each case, as amended by this Amendment. For the avoidance of doubt, each Lender executing this Amendment hereby authorizes the Administrative Agent to take any and all necessary actions to effect the purpose of the foregoing sentence, including, without limitation, amending any of Loan Documents (other than the Credit Agreement) without further action or consent of the Lenders.

(d) This Amendment is a Loan Document. For the avoidance of doubt, the indemnification provisions set forth in Section 10.04 of the Credit Agreement shall apply to this Amendment.

Section 6.	Counterparts

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Agents may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.

Section 7.	Governing Law

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8.	Headings

Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 9.	Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 10.	Severability

The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

Section 11.	Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 12.	Waiver of Jury Trial

EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 13 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

EXECUTED as a DEED by WARNER CHILCOTT HOLDINGS COMPANY III, LIMITED	/S/ ROGER BOISSONNEAULT
acting as Parent Guarantor, pursuant to a resolution of its board of directors by:	DIRECTOR
Name: Roger Boissonneault

WC LUXCO S.A. R.L., as Luxco Borrower

By:	/S/ ALAIN HEINZ
	Name:	Alain Heinz
	Title:	Manager

WARNER CHILCOTT CORPORATION, as US Borrower

By:	/S/ ROGER BOISSONNEAULT
	Name:	Roger Boissonneault
	Title:	Chief Executive Officer

WARNER CHILCOTT COMPANY, LLC, as PR Borrower

By:	/S/ MAX TORRES
	Name:	Max Torres
	Title:	Senior Director and General Manager, Business Operations, Puerto Rico and Treasurer

Annex A

GUARANTOR CONSENT AND REAFFIRMATION

December 16, 2009

Reference is made to Amendment No. 1 attached as Exhibit A hereto (“Amendment No. 1”), dated as of December 16, 2009 to the Credit Agreement dated as of October 30, 2009 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among WARNER CHILCOTT HOLDINGS COMPANY III, LIMITED, a company organized under the laws of Bermuda (the “Parent Guarantor”), WC LUXCO S.A R.L., a private limited liability company (société à responsabilité limitée) organized under the laws of Luxembourg (the “Luxco Borrower”), WARNER CHILCOTT CORPORATION, a Delaware corporation (the “US Borrower”), WARNER CHILCOTT COMPANY, LLC, a limited liability company organized under the laws of Puerto Rico (the “PR Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, each a “Lender”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Administrative Agent, Swing Line Lender and L/C Issuer, and each Lender from time to time party thereto. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in Amendment No. 1 and the Credit Agreement, as applicable.

Each Guarantor hereby consents to the execution, delivery and performance of Amendment No. 1 and agrees that each reference to the Credit Agreement in the Loan Documents to which it is a party shall, on and after the Amendment No. 1 Effective Date, be deemed to be a reference to the Credit Agreement as amended by Amendment No. 1.

Each Guarantor hereby acknowledges and agrees that, after giving effect to Amendment No. 1, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by Amendment No. 1, are reaffirmed, and remain in full force and effect.

After giving effect to Amendment No. 1, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by Amendment No. 1, and shall continue to secure the Secured Obligations (after giving effect to Amendment No. 1), in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as amended by Amendment No. 1, and the other Loan Documents.

Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.

This Consent is a Loan Document and shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first set forth above.

PROCTER & GAMBLE PHARMACEUTICALS NV

WARNER CHILCOTT HOLDINGS COMPANY III, LIMITED

PROCTER & GAMBLE PHARMACEUTICALS CANADA, INC.

PROCTER & GAMBLE PHARMACEUTICALS CANADA, INC.

PROCTER & GAMBLE PHARMACEUTICALS UK, LIMITED

WARNER CHILCOTT ACQUISITION LIMITED

WC PHARMACEUTICALS I LIMITED

WC PHARMACEUTICALS II LIMITED

WARNER CHILCOTT ITALY S.R.L.

GALEN (CHEMICALS) LIMITED

WARNER CHILCOTT INTERMEDIATE (IRELAND) LIMITED

WC LUXCO HOLDINGS S.À R.L.

WC LUXCO S.À R.L.

PROCTER & GAMBLE PHARMACEUTICALS NEDERLAND B.V.

WC NETHERLANDS HOLDINGS B.V.

CHILCOTT UK LIMITED

MILLBROOK (NI) LIMITED

WARNER CHILCOTT RESEARCH LABORATORIES LIMITED

WARNER CHILCOTT UK LIMITED

PROCTER & GAMBLE PHARMACEUTICALS PUERTO RICO LLC

WARNER CHILCOTT COMPANY, LLC

WARNER CHILCOTT CORPORATION

WARNER CHILCOTT (US), LLC

WARNER CHILCOTT SALES (US), LLC

PROCTER & GAMBLE PHARMACEUTICALS, INC.

By:
Name: Title:

Exhibit A to

Guarantor Consent and Reaffirmation

Amendment No. 1

[see attached]

Schedule 2.01A

Lender	Additional Term Loan Commitment
Bank of America, N.A.	$262,500,000
Credit Suisse, Cayman Islands Branch	$87,500,000

Total	$350,000,000

EXHIBIT A

FORM OF COMMITTED LOAN NOTICE

Date: [—]

To:	Credit Suisse, Cayman Islands Branch, as Administrative Agent

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of October 30, 2009 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Warner Chilcott Holdings Company III, Limited, a company organized under the laws of Bermuda, WC Luxco S.à r.l., a private limited liability company (société à responsabilité limitée) organized under the laws of Luxembourg, Warner Chilcott Corporation, a Delaware corporation, Warner Chilcott Company, LLC, a limited liability company organized under the laws of Puerto Rico, each lender from time to time party thereto and Credit Suisse, Cayman Islands Branch, as Administrative Agent, Swing Line Lender and L/C Issuer and the other Agents named therein.

The undersigned hereby requests (select one):

A Borrowing of:

☐	Revolving Credit Loans
☐	Term A Loans
☐	Term B[-1][-2] Loans
☐	Delayed Draw Term Loans
☐	Additional Term Loans

OR

☐      A conversion or continuation of [Revolving Credit][Delayed Draw] [Additional][Term] [A][B][-1][-2] Loans

1.	On ____________________________________ (a Business Day).

2.	In the amount of ________________________.

3.	Comprised of _______________________________________.

[Class and Type of Loan requested]

4.	For Eurodollar Rate Loans: with an Interest Period of months.

5.	To the account designated below:

[                                    ]

[After giving effect to any Revolving Credit Borrowing, the aggregate Outstanding Amount of the Revolving Credit Loans of the Borrowers plus the aggregate Outstanding Amount of all L/C Obligations plus the aggregate Outstanding Amount of all Swing Line Loans does not exceed $250,000,000.]1

[Upon acceptance of any or all of the Loans offered by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Section [4.01][4.02][4.03] of the Credit Agreement have been satisfied.]2

[1]	Applicable with respect to a Borrowing of Revolving Credit Loans only.
[2]	Applicable with respect to a Borrowing only.

[NAME OF BORROWER],

By:
Name: Title:

EXHIBIT C-1

FORM OF [US][PR] TERM NOTE

Date: [—]

FOR VALUE RECEIVED, the undersigned (the “[US][PR] Borrower”), hereby promises to pay to                      or its registered assigns (the “Term Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the aggregate unpaid principal amount of each [Delayed Draw] [Additional] Term [A][B][-1][-2] Loan made by the Term Lender to the [US][PR] Borrower under that certain Credit Agreement, dated as of October 30, 2009 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Warner Chilcott Holdings Company III, Limited, a company organized under the laws of Bermuda, WC Luxco S.à r.l., a private limited liability company (société à responsabilité limitée) organized under the laws of Luxembourg, Warner Chilcott Corporation, a Delaware corporation, Warner Chilcott Company, LLC, a limited liability company organized under the laws of Puerto Rico, each lender from time to time party thereto and Credit Suisse, Cayman Islands Branch, as Administrative Agent, Swing Line Lender and L/C Issuer and the other Agents named therein.

The [US][PR] Borrower promises to pay interest on the aggregate unpaid principal amount of each [Delayed Draw] [Additional] Term [A][B][-1][-2] Loan made by the Term Lender to the [US][PR] Borrower under the Credit Agreement from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Term Lender in Dollars and in immediately available funds. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Term Note is one of the Term Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Term Note is also entitled to the benefits of the Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. [Delayed Draw] [Additional] Term [A][B][-1][-2] Loans made by the Term Lender shall be evidenced by one or more loan accounts or records maintained by the Term Lender in the ordinary course of business. The Term Lender may also attach schedules to this Term Note and endorse thereon the date, amount and maturity of its Term Loans and payments with respect thereto.

The [US][PR] Borrower, for itself and its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Note.

THIS TERM NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[NAME OF BORROWER],

By:
Name: Title:

TERM LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Term Loan Made	Amount of Term Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

EXHIBIT E

FORM OF

ASSIGNMENT AND ASSUMPTION

Reference is made to the Credit Agreement, dated as of October 30, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Warner Chilcott Holdings Company III, Limited, a company organized under the laws of Bermuda, WC Luxco S.à r.l., a private limited liability company (société à responsabilité limitée) organized under the laws of Luxembourg, Warner Chilcott Corporation, a Delaware corporation, Warner Chilcott Company, LLC, a limited liability company organized under the laws of Puerto Rico, each lender from time to time party thereto and Credit Suisse, Cayman Islands Branch, as Administrative Agent, Swing Line Lender and L/C Issuer and the other Agents named therein. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

The Assignor identified on Schedule I hereto (the “Assignor”) and the Assignee identified on Schedule I hereto (the “Assignee”) agree as follows:

1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule I hereto (the “Assigned Interest”) in and to the Assignor’s rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule I hereto (individually, an “Assigned Facility”; collectively, the “Assigned Facilities”), in a principal amount for each Assigned Facility as set forth on Schedule I hereto.

2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers, any of their Affiliates or any other obligor or the performance or observance by the Borrowers, any of their Affiliates or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto.

3. The Assignee (a) represents and warrants that it is (i) legally authorized to enter into this Assignment and Assumption and (ii) is not an Affiliated Lender; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 6.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (c) agrees that it will, independently and without reliance upon the Assignor, the Agents or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including its obligations pursuant to Section 10.15 of the Credit Agreement.

4. The effective date of this Assignment and Assumption shall be the Effective Date of Assignment described in Schedule I hereto (the “Effective Date”). Following the execution of this Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date.

6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender under the Credit Agreement and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement.

7. This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed as of the date first above written by their respective duly authorized officers on Schedule I hereto.

[Consented to] and Accepted for Recordation in the Register:	Required Consents (if any):

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent	WC LUXCO S.A R.L.

By:	By:
Name: Title:	Name: Title:

WARNER CHILCOTT CORPORATION

By:	By:
Name: Title:	Name: Title:
[L/C Issuer

WARNER CHILCOTT COMPANY, LLC

By :		By:
	Name: Title:][3]		Name: Title:

By :
Name: Title:

[Swing Line Lender		[Acknowledged by:
By:		WARNER CHILCOTT HOLDINGS COMPANY III, LIMITED
	Name: Title:][4]	By:

By:
Name: Title:

[3]	Applicable with respect to Letters of Credit only.
[4]	Applicable with respect to Swing Line Loans only.

Schedule I

Assignment and Assumption with respect to

the Credit Agreement, dated as of October 30, 2009

among Warner Chilcott Holdings Company III, Limited, a company organized under the laws of Bermuda, WC Luxco S.à r.l., a private limited liability company (société à responsabilité limitée) organized under the laws of Luxembourg, Warner Chilcott Corporation, a Delaware corporation, Warner Chilcott Company, LLC, a corporation organized under the laws of Puerto Rico, each lender from time to time party thereto and Credit Suisse, as Administrative Agent, Swing Line Lender and L/C issuer and the other Agents named therein

Name of Assignor: _______________________

Name of Assignee: _______________________

Effective Date of Assignment: _________________

Credit Facility Assigned	Principal Amount Assigned	Commitment Percentage Assigned

Term A Loan Facility	$	.	%

Term B-1 Loan Facility[6]	$	.	%

Term B-2 Loan Facility[7]	$	.	%

Delayed Draw Term Loan Facility[8]	$	.	%

Revolving Credit Facility	$	.	%

[6]	Term B-1 Loans shall not be assigned without also assigning a ratable interest in (x) the Assignor’s Term B-2 Loans and (y) following the Delayed Draw Term Loan Trade Date, the Assignor’s Delayed Draw Term Loans, if any.
[7]	Term B-2 Loans shall not be assigned without also assigning a ratable interest in (x) the Assignor’s Term B-1 Loans and (y) following the Delayed Draw Term Loan Trade Date, the Assignor’s Delayed Draw Term Loans, if any.
[8]	Following the Delayed Draw Term Loan Trade Date, Delayed Draw Term Loans shall not be assigned without also assigning a ratable interest in the Assignor’s Term B-1 Loans, if any, and Term B-2 Loans, if any.

Additional Term Loan Facility[9]	$	.	%

☐	The Assignee hereby unconditionally and irrevocably (but not so as to bind any assignee or transferee from us of all or part of its participation in the Assignment) waives all its rights (i) to share in any Lien over German real estate or any interest in German real estate (or the proceeds of any such Lien) created or evidenced by any Collateral Document; and (ii) to receive any payment pursuant to Section 3.01 of the Credit Agreement to the extent that such payment has been (directly or indirectly) funded from the enforcement of, or represents the proceeds of enforcement of, any Lien over German real estate or any interest in German real estate created or evidenced by any Collateral Document. For the purposes of this waiver German real estate means German-situs real estate (inländischen Grundbesitz) or rights subject to the civil law provisions applicable to real estate (inländische Rechte, die den Vorschriften des bürgerlichen Rechts über Grundstücke unterliegen) and includes land and hereditary building rights in Germany.

☐	Check if Assignor is an Affiliated Lender

[Name of Assignee]		[Name of Assignor]

By:		By:
	Title:		Title:

[9]	Following the Additional Term Loan Funding Date, Additional Term Loans shall not be as assigned without also assigning a ratable interest in the Assignor’s Term B-1 Loans, if any, Term B-2 Loans, if any, and Delayed Draw Terms Loans, if any.

EXHIBIT R

FORM OF

AFFILIATED LENDER ASSIGNMENT AND ASSUMPTION

Reference is made to the Credit Agreement, dated as of October 30, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Warner Chilcott Holdings Company III, Limited, a company organized under the laws of Bermuda, WC Luxco S.A R.L., a société à responsabilité limitée organized under the laws of Luxembourg, Warner Chilcott Corporation, a Delaware corporation, Warner Chilcott Company, LLC, a limited liability company organized under the laws of Puerto Rico, each lender from time to time party thereto and Credit Suisse (“CS”), as Administrative Agent, Swing Line Lender and L/C Issuer and the other Agents named therein. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

The Assignor identified on Schedule I hereto (the “Assignor”) and the Assignee identified on Schedule I hereto (the “Assignee”) agree as follows:

1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule I hereto (the “Assigned Interest”) in and to the Assignor’s rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule I hereto (individually, an “Assigned Facility”; collectively, the “Assigned Facilities”), in a principal amount for each Assigned Facility as set forth on Schedule I hereto.

2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers, any of their Affiliates or any other obligor or the performance or observance by the Borrowers, any of their Affiliates or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto.

3. The Assignee represents and warrants that (a) it is legally authorized to enter into this Assignment and Assumption, (b) it is an Affiliated Lender pursuant to Section 10.07(j) of the Credit Agreement; (c) as of the date hereof, neither such Assignee nor the Equity Sponsor to which the Assignee is an Affiliate, has any material non-public information (“MNPI”) with respect to any Borrower Party, the Parent Guarantor or its Restricted Subsidiar-

ies or securities that both (A) has not been disclosed to the Assignor (other than because such Assignor does not wish to receive MNPI with respect to any Borrower Party, the Parent Guarantor or its Restricted Subsidiaries or securities) prior to such time or (B) could reasonably be expected to have a material effect upon, or otherwise be material to Assignor’s decision to assign Term Loans to the Assignee; and (d) after giving affect to its purchase and assumption of the Assigned Interest, the aggregate principal amount of all Loans held by Affiliated Lenders will not exceed 20% of the aggregate principal amount of all Loans and Commitments outstanding under the Credit Agreement.

4. The Assignee confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 6.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (c) agrees that it will, independently and without reliance upon the Assignor, the Agents or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including its obligations pursuant to Sections 10.07(j) or 10.15 of the Credit Agreement.

5. The effective date of this Assignment and Assumption shall be the Effective Date of Assignment described in Schedule I hereto (the “Effective Date”). Following the execution of this Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

6. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date.

7. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender under the Credit Agreement and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement.

8. This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed as of the date first above written by their respective duly authorized officers on Schedule I hereto.

Acknowledged by and Accepted for Recordation in the Register:		Acknowledged by:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent		WC LUXCO S.A R.L.

By:		By:
	Name: Title:	Name: Title:

By:		WARNER CHILCOTT CORPORATION
	Name: Title:	By:
Name: Title:

WARNER CHILCOTT COMPANY, LLC

By:
Name: Title:

Schedule I

Affiliated Lender Assignment and Assumption with respect to

the Credit Agreement, dated as of October 30, 2009

among Warner Chilcott Holdings Company III, Limited, a company organized under the laws of

Bermuda, WC Luxco S.A R.L., a société à responsabilité limitée organized under the laws of

Luxembourg, Warner Chilcott Corporation, a Delaware corporation, Warner Chilcott Company,

LLC, a corporation organized under the laws of Puerto Rico, each lender from time to time party thereto and Credit Suisse, as Administrative Agent, Swing Line Lender and L/C issuer and the other Agents named therein

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

Credit Facility Assigned	Principal Amount Assigned	Commitment Percentage Assigned

Term A Loan Facility	$	.	%

Term B-1 Loan Facility[10]	$	.	%

Term B-2 Loan Facility[11]	$	.	%

Delayed Draw Term Loan Facility[12]	$	.	%

[10]

Term B-1 Loans shall not be assigned without also assigning a ratable interest in (x) the Assignor’s Term B-2 Loans and (y) following the Delayed Draw Term Loan Trade Date, the Assignor’s Delayed Draw Term Loans, if any.

[11]

Term B-2 Loans shall not be assigned without also assigning a ratable interest in (x) the Assignor’s Term B-1 Loans and (y) following the Delayed Draw Term Loan Trade Date, the Assignor’s Delayed Draw Term Loans, if any.

[12]

Following the Delayed Draw Term Loan Trade Date, Delayed Draw Term Loans shall not be assigned without also assigning a ratable interest in the Assignor’s Term B-1 Loans, if any, and Term B-2 Loans, if any.

Additional Term Loan Facility[13]	$	.	%

☐	The Assignee hereby unconditionally and irrevocably (but not so as to bind any assignee or transferee from us of all or part of its participation in the Assignment) waives all its rights (i) to share in any Lien over German real estate or any interest in German real estate (or the proceeds of any such Lien) created or evidenced by any Collateral Document; and (ii) to receive any payment pursuant to Section 3.01 of the Credit Agreement to the extent that such payment has been (directly or indirectly) funded from the enforcement of, or represents the proceeds of enforcement of, any Lien over German real estate or any interest in German real estate created or evidenced by any Collateral Document. For the purposes of this waiver German real estate means German-situs real estate (inländischen Grundbesitz) or rights subject to the civil law provisions applicable to real estate (inländische Rechte, die den Vorschriften des bürgerlichen Rechts über Grundstücke unterliegen) and includes land and hereditary building rights in Germany.

[Name of Assignee]	[Name of Assignor]
By: Title:	By: Title:

[13]

Following the Additional Term Loan Funding Date, Additional Term Loans shall not be as assigned without also assigning a ratable interest in the Assignor’s Term B-1 Loans, if any, Term B-2 Loans, if any, and Delayed Draw Terms Loans, if any.